Exhibit 99.3

AULT ALLIANCE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed combined financial statements (the “Pro Forma Statements”) presented below are derived from the historical consolidated financial statements of Ault Alliance, Inc. (previously “BitNile Holdings Inc.”) (“Ault” or the “Company”) and the results of Circle 8 Crane Services LLC.

The Pro Forma Statements are prepared as a business combination reflecting Ault’s acquisition of Circle 8 Crane Services LLC (the “Acquisition”) as if the Acquisition had been completed on January 1, 2021 for statement of income purposes and on September 30, 2022 for balance sheet purposes. The Pro Forma Statements do not give effect to the realization of any expected cost savings or other synergies from the Acquisition as a result of restructuring activities or other cost savings initiatives.

The Pro Forma Statements have been developed from (a) the audited consolidated financial statements of Ault contained in its Annual Report on Form 10-K for the year ended December 31, 2021 and the unaudited consolidated financial statements of Ault contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, and (b) the audited financial statements of Circle 8 Crane Services LLC for the year ended December 31, 2021 and the unaudited financial statements of Circle 8 Crane Services LLC for the nine months ended September 30, 2022, both of which are contained in this Current Report on Form 8-K. Historical results of Circle 8 Crane Services LLC have been adjusted to reclassify certain amounts to conform to Ault’s presentation.

The Pro Forma Statements have been prepared to reflect adjustments to Ault’s historical consolidated financial information that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statement of income, expected to have a continuing impact on the Company’s results.

The acquired assets of Circle 8 Crane Services LLC were recorded at their respective fair values as of the closing date of the Acquisition, December 19, 2022. The values of Circle 8 Crane Services LLC’s assets and liabilities are based on preliminary valuations, as allowed by U.S. generally accepted accounting principles, and are subject to adjustment as additional information is obtained. The Company cannot provide any assurance that such adjustments will not result in a material change.

The Pro Forma Statements are provided for illustrative purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of Ault would have been had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

The Pro Forma Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Ault and the historical financial statements and accompanying notes of Circle 8 Crane Services LLC.

F-1

AULT ALLIANCE, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

	Historical		Pro Forma
	Ault	Circle 8 crane services LLC	Adjustments		Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$10,126,000	$1,236,000	$(12,944,000)	(a)	$(1,582,000)
Restricted cash	4,617,000	-	-		4,617,000
Marketable equity securities	8,561,000	-	-		8,561,000
Accounts receivable	19,234,000	5,722,000	(1,389,000)	(b)	23,567,000
Investment in promissory notes and other, related party	2,818,000	-	-		2,818,000
Digital currencies	2,092,000	-	-		2,092,000
Accrued revenue	2,474,000	-	-		2,474,000
Inventories	28,848,000	24,000	-		28,872,000
Loans receivable, current	6,861,000	-	-		6,861,000
Prepaid expenses and other current assets	14,441,000	1,185,000	-		15,626,000
TOTAL CURRENT ASSETS	100,072,000	8,167,000	(14,333,000)		93,906,000

Intangible assets, net	14,095,000	-	-		14,095,000
Cash and marketable securities held in trust account	117,421,000	-	-		117,421,000
Property and equipment and rental equipment, net	253,984,000	36,491,000	(96,000)	(c)	290,379,000
Right-of-use assets	7,404,000	-	437,000	(d)	7,841,000
Goodwill	54,544,000	-	407,000	(h)	56,699,000
Tradenames	-	-	2,280,000	(o)	2,280,000
Customer relationships	-	-	3,500,000	(p)	3,500,000
Investments in common stock and warrants, related parties	12,394,000	-	-		12,394,000
Investments in other equity securities	45,556,000	-	-		45,556,000
Loans receivable, non-current	500,000	-	-		500,000
Other assets	4,935,000	144,000	(127,000)	(e)	4,952,000
TOTAL ASSETS	$610,905,000	$44,802,000	$(7,932,000)		$647,775,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$50,607,000	$3,728,000	$(1,023,000)	(g)	$53,312,000
Operating lease liability, current	2,825,000	-	268,000	(d)	3,093,000
Mortgage payable, current		86,000	-		86,000
Revolving credit facility	-	25,267,000	(11,637,000)	(f)	13,630,000
Equipment notes payable, current	-	4.,210,000	-		4,210,000
Notes payable, net	17,132,000	11,354,000	(11,354,000)	(f)	17,132,000
Convertible notes payable, current	1,469,000	-	-		1,469,000
Investment margin accounts payable	2,377,000	-	-		2,377,000
TOTAL CURRENT LIABILITIES	74,410,000	44,645,000	(23,746,000)		95,309,000

F-2

AULT ALLIANCE, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET - CONTINUED

AS OF SEPTEMBER 30, 2022

	Historical		Pro Forma
	Ault	Circle 8 crane services LLC	Adjustments		Combined
LONG TERM LIABILITIES
Operating lease liability, non-current	4,980,000	-	169,000	(d)	5,149,000
Notes payable	58,310,000	7,410,000	-		65,720,000
Deferred underwriting commissions of Ault Disruptive subsidiary	3,450,000	-	-		3,450,000
Mortgage payable, net of current portion	-	1,662,000	(1,662,000)	(f)
Convertible notes payable	13,878,000	-	-		13,878,000

TOTAL LIABILITIES	155,028,000	53,717,000	(25,239,000)		183,506,000

COMMITMENTS AND CONTINGENCIES
Redeemable noncontrolling interest in equity of subsidiary	117,114,000	-	-		117,114,000

STOCKHOLDERS’ EQUITY
Class A Common Stock, $0.001 par value – 500,000,000 shares authorized; 341,446,982 shares issued and outstanding at September 30, 2022	341,000	150,000	(150,000)		341,000
Class B Common Stock, $0.001 par value – 25,000,000 shares authorized; nil shares issued and outstanding at September 30, 2022	-	100,000	(100,000)		-
Additional paid-in capital	557,418,000	-	-		557,418,000
Members’ deficit	-	(9,165,000)	9,165,000	(j)	-
Accumulated deficit	(207,647,000)	-	(608,000)	(i)	(208,255,000)
Accumulated other comprehensive loss	(1,557,000)	-	-		(1,557,000)
Treasury stock, at cost	(28,788,000)	-	-		(28,788,000)
TOTAL AULT ALLIANCE STOCKHOLDERS’ EQUITY (DEFICIT)	319,767,000	(8,915,000)	8,307,000		319,159,000

Non-controlling interest	18,996,000	-	9,000,000		27,996,000

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	338,763,000	(8,915,000)	17,307,000		347,155,000

TOTAL LIABILITIES, COMMITMENTS AND STOCKHOLDERS’ EQUITY	$610,905,000	$44,802,000	$(7,932,000)		$647,775,000

F-3

AULT ALLIANCE, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENTS OF INCOME AND

COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022

	Historical		Pro Forma
	Ault	Circle 8 crane services LLC	Adjustments		Combined
Revenue	$43,539,000	$32,385,000	$-		$75,924,000
Revenue, hotels	12,809,000	-	-		12,809,000
Revenue, cryptocurrency mining	11,398,000	-	-		11,398,000
Revenue, lending activities	32,224,000	-	-		32,224,000
Total revenue	99,970,000	32,385,000	-		132,355,000
Cost of revenue	51,541,000	22,126,000	(3,161,000)	(k)	70,506,000
Gross profit	48,429,000	10,259,000	3,161,000		61,849,000

Operating expenses
Research and development	1,945,000	-	-		1,945,000
Selling and marketing	20,888,000	2,360,000	-		23,248,000
General and administrative	53,596,000	4,984,000	867,000	(n)	58,580,000
Total operating expenses	76,429,000	7,344,000	867,000		83,773,000
(Loss) income from continuing operations	(28,000,000)	2,915,000	2,294,000		(21,924,000)
Other income (expenses)
Interest and loss on sale of equipment	1,255,000	(345,000)	-		910,000
PPP loan forgiveness	-	2,000,000	-		2,000,000
Loss from investment in unconsolidated entity	(924,000)	-	-		(924,000)
Change in fair value of marketable equity securities	355,000	-	-		355,000
Realized gain on marketable securities	661,000	-	-		661,000
Interest expense	(35,827,000)	(4,606,000)	3,541,000	(l)	(36,892,000)
Change in fair value of warrant liability	(27,000)	-	-		(27,000)
Total other expenses, net	(34,507,000)	(2,951,000)	3,541,000		(33,917,000)
Loss from continuing operations before income taxes	(62,507,000)	(36,000)	5,835,000		(56,708,000)
Income tax provision	(361,000)	-			(361,000)
Net loss	(62,868,000)	(36,000)	5,835,000		(57,069,000)
Net loss (income) attributable to non-controlling interest	1,061,000	-	(2,559,000)	(m)	(1,498,000)
Net loss	(61,807,000)	(36,000)	3,276,000		(58,567,000)
Preferred dividends	(239,000)	-			(239,000)
Net loss available to common stockholders	$(62,046,000)	$(36,000)	$3,276,000		$(58,806,000)

Basic and diluted net loss per common share:
Net loss per common share - basic	$(0.27)	$-	$-		$(0.26)
Net loss per common share - diluted	$(0.27)	$-	$-		$(0.26)

Weighted average basic common shares outstanding	225,662,000	-	-		225,662,000
Weighted average diluted common shares outstanding	225,662,000	-	-		225,662,000

Comprehensive loss
Loss available to common stockholders	$(62,046,000)	$(36,000)	$3,276,000		$(58,806,000)
Other comprehensive loss
Foreign currency translation adjustment	(1,452,000)	-	-		(1,452,000)
Other comprehensive loss	(1,452,000)	-	-		(1,452,000)
Total comprehensive loss	$(63,498,000)	$(36,000)	$3,276,000		$(60,258,000)

F-4

AULT ALLIANCE, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENTS OF INCOME AND

COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Historical		Pro Forma
	Ault	Circle 8 crane services LLC	Adjustments		Combined
Revenue	$32,096,000	$35,010,000	$-		$67,106,000
Revenue, cryptocurrency mining	3,450,000	-	-		3,450,000
Revenue, lending activities	16,854,000	-	-		16,854,000
Total revenue	52,400,000	35,010,000	-		87,410,000
Cost of revenue	23,858,000	29,960,000	(5,964,000)	(k)	47,854,000
Gross profit	28,542,000	5,050,000	5,964,000		39,556,000

Operating expenses
Research and development	2,041,000	-	-		2,041,000
Selling and marketing	7,773,000	3,008,000	-		10,781,000
General and administrative	36,686,000	5,355,000	1,156,000	(n)	43,197,000
Impairment of mined cryptocurrency	403,000	-	-		403,000
Total operating expenses	46,903,000	8,363,000	1,156,000		56,422,000
Loss from continuing operations	(18,361,000)	(3,313,000)	4,808,000		(16,866,000)
Other income (expenses)
Interest and other income	808,000	77,000	-		885,000
Interest expense	(1,871,000)	(6,980,000)	4,126,000	(l)	(4,725,000)
Change in fair value of marketable equity securities	(1,327,000)	-	-		(1,327,000)
Employee retention credit and PPP loan forgiveness	-	7,748,000	-		7,748,000
Gain on sale of equipment	-	212,000	-		212,000
Realized gain on marketable securities	1,924,000	-	-		1,924,000
Loss from equity investment	(311,000)	-	-		(311,000)
Gain on extinguishment of debt	929,000	-	-		929,000
Change in fair value of warrant liability	(542,000)	-	-		(542,000)
Total other (expenses) income, net	(5,480,000)	1,057,000	4,126,000		(297,000)
Loss from continuing operations before income taxes	(23,841,000)	(2,256,000)	8,934,000		(17,163,000)
Income tax provision	(130,000)	-	-		(130,000)
Net loss	(23,971,000)	(2,256,000)	8,934,000		(17,293,000)
Net income attributable to non-controlling interest	(213,000)	-	(2,947,000)	(m)	(3,160,000)
Net loss	(24,184,000)	(2,256,000)	5,987,000		(20,453,000)
Preferred dividends	(18,000)	-			(18,000)
Net loss available to common stockholders	$(24,202,000)	$(2,256,000)	$5,987,000		$(20,471,000)

Basic and diluted net income (loss) per common share:
Net loss per common share - basic	$(0.44)	$-	$-		$(0.37)
Net loss per common share - diluted	$(0.44)	$-	$-		$(0.37)

Weighted average common shares outstanding, basic and diluted	55,444,000	-	-		55,444,000

Comprehensive loss
Loss available to common stockholders	$(24,202,000)	$(2,256,000)	$5,987,000		$(20,471,000)
Other comprehensive income
Foreign currency translation adjustment	85,000	-	-		85,000
Impairment of debt securities	9,300,000	-	-		9,300,000
Net unrealized gain on derivative securities of related party	(7,773,000)	-	-		(7,773,000)
Other comprehensive income	1,612,000	-			1,612,000
Total comprehensive loss	$(22,590,000)	$(2,256,000)	$5,987,000		$(18,859,000)

F-5

AULT ALLIANCE, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Combined Financial Statements (the “Pro Forma Statements”) present the pro forma combined financial position and results of operations of the combined company based upon the historical consolidated financial statements of Ault and the financial statements of Circle 8 Crane Services LLC, after giving effect to the Acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the Acquisition on Ault.

As previously reported in the Current Report on Form 8-K filed by the Company on November 18, 2022, Circle 8 Newco LLC, a Delaware limited liability company (“Circle 8 Newco”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Circle 8 Crane Services LLC, a Delaware limited liability company (“Circle 8 Crane Services”) pursuant to which Circle 8 Newco agreed to purchase substantially all of the assets (the “Acquired Assets”) and assume certain specified liabilities of Circle 8 Crane Services (the “Circle 8 Transaction”). Circle 8 Newco is a wholly owned subsidiary of Circle 8 Holdco LLC, a Delaware limited liability company (“Circle 8 Holdco”). Circle 8 Holdco is a subsidiary of the Company. Ault Alliance owns a controlling interest in Circle 8 Holdco.

On December 19, 2022, the transaction closed and Circle 8 Newco purchased the Acquired Assets. As consideration for the acquisition of the Acquired Assets, Circle 8 Crane Services received Class D equity interests in Circle 8 Holdco and is eligible to receive cash earnout payments in an aggregate maximum amount of up to $2,100,000 based on the achievement by Circle 8 Newco of certain EBITDA targets over the three-year period following the completion of the acquisition of the Acquired Assets by Circle 8 Newco. The Company contributed $12 million to Circle 8 Newco, and an independent third party contributed $4 million, of which approximately $11,650,000 of which was used to pay down a portion of the Circle 8 Crane Services’ senior debt facility at the closing, $3,000,000 of which was used to pay off Circle 8 Crane Services’ subordinated debt facility in full at the closing and $1,350,000 was used to pay the expenses of Circle 8 Newco and Circle 8 Crane Services. In addition, Circle 8 Newco assumed a new line of credit issued by Circle 8 Crane Services’ current senior lender. The noncash estimated fair value of the seller’s equity rollover is $5,000,000.

The accompanying Pro Forma Statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of Ault’s and Circle 8 Crane Services LLC’s operations. The accompanying Pro Forma Statements have been adjusted to reflect adjustments to Ault’s historical consolidated financial information that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) to reclassify certain Circle 8 Crane Services LLC items to conform to Ault’s presentation. The Unaudited Pro Forma Combined Statements of Income reflect the Acquisition as if it had been completed on January 1, 2021. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the Acquisition as if it was completed on September 30, 2022.

F-6

Note 2. Preliminary Purchase Price Allocation

The Company has performed a preliminary valuation analysis of the fair market value of the assets acquired. The following table summarizes the preliminary allocation of the purchase price as of the date of the Acquisition. The purchase price consists of $20,392,000 cash payment.

Preliminary Allocation
Total purchase consideration	$11,392,000
Fair value of non-controlling interest	9,000,000
Total consideration	$20,392,000

Identifiable net assets acquired:
Cash	$292,000
Trade accounts receivable	4,333,000
Inventories	24,000
Prepaid expenses	1,185,000
Property and equipment	36,395,000
Right-of-use-asset	437,000
Other long-term assets	17,000
Intangible assets:
Tradename (5 year estimated life)	2,280,000
Existing customer relationships (5 year estimated life)	3,500,000
Accounts payable	(532,000)
Loans payable, net of discounts and issuance costs	(25,335,000)
Accrued payroll and benefits	(186,000)
Lease obligations	(437,000)
Accrued earnout	(1,132,000)
Other non-current liabilities	(855,000)
Net assets acquired	19,985,000
Goodwill	$407,000

The preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed combined statement of comprehensive income. The final purchase price allocation is subject to change as more detailed analyses are completed and additional information about the fair value of assets acquired becomes available.

Note 3. Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a)	Cash contributed to the Acquisition of $11.4 million combined with pro forma adjustment required to adjust cash balance to cash acquired at closing of $292,000;

b)	To adjust the balance to reflect the fair value of receivables at acquisition;

c)	To adjust balance to combine property and equipment with cranes, and reflect fair value at Acquisition;

d)	Adjustment represents recognition of right-of-use assets and lease liabilities as September 30, 2022 as Circle 8 was a privately held company not required to implement the provisions of Accounting Standards Codification 842 – Leases;

e)	To adjust other assets to fair value;

f)	Adjustment, net of issuance costs and unamortized debt discount, to book paydown of senior credit facility by $11.65 million and Trive notes to zero balance;

g)	Represents adjustment to recognize earnout liability and adjustment of accounts payable and accrued liabilities to fair value;

h)	Record goodwill for value obtained in excess of net assets acquired;

F-7

i)	Adjustment for acquisition expenses paid by Ault;

j)	Remove Circle 8 historical member stock and deficit;

k)	Represents a decrease in pro forma depreciation expense related to the acquired rental cranes and property and equipment based on a fair value of $36.4 million as of the date of Acquisition and estimated useful lives of 7-10 years;

l)	Represents a decrease in pro forma interest expense related to the revolver and Trive subordinated debt payments of $11.65 million and $3 million, respectively;

m)	To remove non-controlling interests' portion of pro forma net income;

n)	Adjustment to recognize pro forma intangible amortization expense based on a fair value of $5.8 million as of the date of Acquisition and estimated useful lives of 5 years;

o)	Adjustment to record tradename intangible asset at fair value at time of Acquisition;

p)	Adjustment to Record customer relationship intangible asset at fair value at time of Acquisition.

F-8